EX-99.906CERT

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Bryan Calder, Executive Vice President of US Bank, the Owner Trustee of College and University Facility Loan Trust Two (the "Registrant"), hereby certifies that:

     1. the Registrant's report on Form N-CSR (the "Report") for the period ended November 30, 2004 fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  February 18, 2005

By:  /s/ Bryan Calder
     -----------------------------
     Executive Vice President

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.